EXHIBIT 99.1
MOR-1	UNITED STATES BANKRUPTCY COURT
CASE NAME:	TXCO Resources Inc.	PETITION DATE:	05/17/09
CASE NUMBER:	09-51807-RBK	DISTRICT OF TEXAS:	Western
PROPOSED PLAN DATE:	To Be Determined	DIVISION:	San Antonio

MONTHLY OPERATING REPORT SUMMARY FOR MONTH			September		YEAR	2009
MONTH	5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09
REVENUES (MOR-6)	2,034,216	4,318,042	4,121,724	4,442,504	4,009,460	-
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	491,919	2,328,415	906,338	2,273,926	1,798,807	-
NET INCOME (LOSS) (MOR-6)	(2,673,142)	(42,394,974)	(5,275,433)	(4,582,222)	(36,395,502)	-
PAYMENTS TO INSIDERS (MOR-9)	30,068	170,286	208,040	128,928	182,247	-
PAYMENTS TO PROFESSIONALS (MOR-9)	-	200,000	208,734	661,424	200,000	-
TOTAL DISBURSEMENTS, net of intercompany (MOR-7)	2,969,736	6,004,009	9,507,809	5,574,087	7,126,160	-

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

CIRCLE ONE
REQUIRED INSURANCE MAINTAINED						Are all accounts receivable being collected within terms?	Yes	No
AS OF SIGNATURE DATE						Are all post-petition liabilities, including taxes, being paid within terms?	Yes	No
					EXP. DATE	Have all tax returns and other required government filings been timely paid?	Yes	No
CASUALTY	YES	☒	NO	☐	11/01/09	Have any pre-petition liabilities been paid?	Yes	No
LIABILITY	YES	☒	NO	☐	11/01/09	If so, describe Various pre-petition accounts pursuant to orders approved by the court
VEHICLE	YES	☒	NO	☐	11/01/09	Are all funds received being deposited into Debtor in Possession bank accounts?	Yes	No
WORKER'S	YES	☒	NO	☐	11/01/09	Were any assets disposed of outside the normal course of business?	Yes	No
OTHER D&O	YES	☒	NO	☐	06/15/10	If so, describe
						Are all U.S. Trustee Quarterly Fee Payments current?	Yes	No
What is the status of your Plan of Reorganization? Debtor has not filed a plan

ATTORNEY NAME:	Deborah D. Williamson		I certify under penalty of perjury that the following complete
FIRM NAME:	Cox Smith Matthews Inc.	INITIALS _______	Monthly Operating Report (MOR), consisting of MOR-1 through
ADDRESS:	112 East Pecan Street		MOR-9 plus attachments, is true and correct.
	Suite 1800	DATE _______
CITY, STATE, ZIP:	San Antonio, TX 78205		SIGNED X /s/ Richard A. Sartor TITLE: Controller
TELEPHONE/FAX:	(210) 554-5500/(210) 226-8395	UST USE ONLY	(ORIGINAL SIGNATURE)
	Richard A. Sartor	DATE Revised:
MOR-1	(PRINT NAME OF SIGNATORY)	11/2/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS

ASSETS	FILING DATE*	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
	05/17/09	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09
CURRENT ASSETS
Cash	1,040,168	3,533,033	6,566,244	7,314,563	6,365,796	7,714,567
Accounts Receivable, Net	19,637,217	19,110,572	18,362,178	16,407,102	17,060,636	17,370,309
Accounts Receivable, Intercompany	-	-	-	-	-	-
Inventory: Lower of Cost or Market	-	-	-	-	-	-
Prepaid Expenses	2,994,921	3,924,951	7,967,127	9,086,819	8,633,516	8,160,787
Other	-	-	-	-	-	-
TOTAL CURRENT ASSETS	23,672,306	26,568,556	32,895,549	32,808,483	32,059,948	33,245,663	-
Investments in Subsidiaries	-	-	-	-	-	-
NET BOOK VALUE OF PP & E	406,246,694	401,334,473	361,391,937	360,896,959	358,382,538	329,555,907
OTHER ASSETS
1. Deferred tax asset	107,362	214,725	0	107,363	0	0
2. Accrued derivative assets-long term	-	-	-	-	-	-
3. Deferred Financing Fees & Other assets	3,769,818	3,745,802	3,645,205	3,546,893	3,442,984	3,336,890
TOTAL ASSETS	433,796,179	431,863,556	397,932,690	397,359,698	393,885,471	366,138,460	-

Note: See attached Exhibit 2F for additional information
MOR-2	* Per SOFA and Schedules, assets reported on Filing Date stated as of 4/30/09.	Revised: 11/2/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS

ASSETS	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass**	Per Financials
	9/30/2009	9/30/2009	9/30/2009	9/30/2009	9/30/2009	9/30/2009	9/30/2009	9/30/2009	9/30/2009	9/30/2009	9/30/2009	9/30/2009	9/30/2009
CURRENT ASSETS
Cash	5,674,174	-	175	0	(1)	16,457	941	3,791	-	973,968	1,064,292	(19,231)	7,714,567
Accounts Receivable, Net	10,222,381	3,154,766	2,830	-	-	314,646	4,709,128	2,105,782	-	582,504	986,397	(4,708,125)	17,370,309
Accounts Receivable, Intercompany	159,048,168	(124,263,829)	2,743,438	6,021,879	(2,841,352)	(223,075)	70,484	(19,204,891)	-	1,750,770	(21,687,373)	(1,414,218)	-
Inventory: Lower of Cost or Market	-	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid Expenses	7,889,017	203,445	-	-	-	14,207	6,659	-	-	6,879	40,580	-	8,160,787
Other	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL CURRENT ASSETS	182,833,739	(120,905,618)	2,746,443	6,021,879	(2,841,353)	122,235	4,787,213	(17,095,318)	-	3,314,121	(19,596,104)	(6,141,574)	33,245,663
Investments in Subsidiaries	108,794,491	-	61,593	-	-	-	-	-	-	78,815,188	-	(187,671,272)	-
NET BOOK VALUE OF PP & E	70,779,966	138,483,655	-	-	-	24,103	7,499,212	1,923,853	-	13,012,583	102,036,387	(4,203,852)	329,555,907
OTHER ASSETS
1. Deferred tax asset	6,642,216	-	-	-	-	-	-	-	-	-	-	(6,642,216)	0
2. Accrued derivative assets-long term	-	-	-	-	-	-	-	-	-	-	-	-	-
3. Deferred Financing Fees & Other assets	3,332,407	-	-	-	-	-	-	881	-	2,325	1,277	-	3,336,890
TOTAL ASSETS	372,382,819	17,578,037	2,808,036	6,021,879	(2,841,353)	146,338	12,286,425	(15,170,584)	-	95,144,218	82,441,560	(204,658,914)	366,138,460

MOR-2F
**A.   Elimination Entries - Through the consolidation process, related party or intercompany transactions are eliminated or offset to allow for the combination (consolidation) of a group of related entities.
Revised: 11/2/2009

**B.   Reclass Entries - Allows for the repositioning of specific transactions within the financial statement.  Because of the events of default, the preferred stock, usually an Equity item is required to be presented as Debt in the Liabilities section of the balance sheet.

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
LIABILITIES & OWNER'S	FILING DATE*	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
EQUITY	05/17/09	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09
LIABILITIES
TRADE ACCOUNTS PAYABLE	-	1,510,254	4,811,147	3,503,397	3,667,247	6,648,172	-
TAX PAYABLE
Accrued income taxes payable	-	-	-	-	-	-	-
Ad Valorem Taxes	-	-	-	-	-	-	-
TOTAL TAXES PAYABLE	-	8,642	65,129	24,733	42,753	12,815	-
SECURED DEBT POST-PETITION	-	2,000,000	7,300,000	13,100,000	13,800,000	17,900,000	-
ACCRUED INTEREST PAYABLE	-	391,298	670,346	340,078	375,447	389,492	-
ACCRUED PROFESSIONAL FEES*
1. COURT APPROVED PROFESSIONALS	-	-	395,243	533,038	636,901	297,358	-
2. DUE COURSE PROFESSIONALS	-	-	556	5,921	12,413	27,774	-
OTHER ACCRUED LIABILITIES
1. UNDISTRIBUTED REVENUE	-	1,859,662	953,521	2,360,004	2,215,464	2,181,298	-
2. ASSET RETIREMENT OBLIGATION	-	-	-	-	-	-	-
3. INSTALLMENT OBLIGATIONS	-	-	-	-	-	-	-
POST-PETITION LIABILITIES(MOR-4)	-	5,769,855	14,195,942	19,867,171	20,750,226	27,456,910	-
PRE-PETITION LIABILITIES
Secured Debt	165,649,793	150,414,315	150,414,315	150,414,315	150,414,315	150,414,315
Priority Debt - Ad Valorem Taxes	744,937	744,937	744,937	744,937	744,937	744,937
UNSECURED DEBT
Trade Payables	63,511,268	63,924,744	65,367,664	64,835,126	66,330,669	65,315,043
Redeemable preferred stock	94,486,129	94,487,908	94,487,908	94,487,908	94,487,908	94,487,908
Accrued Preferred Stock Interest Payable	-	4,126,057	3,627,407	3,627,407	3,627,407	3,627,407
Other Payables & Accrued Liabilities	-	5,488,875	2,766,462	2,790,804	1,628,125	2,886,450
Undistributed revenue	-	555,147	1,188,489	10	-	-
Installment Obligations	-	191,586	143,690	95,793	47,897	-
Asset retirement obligation	-	9,889,399	11,180,699	12,016,699	12,016,699	13,823,890
Other Non-GAAP Claims (Litigation)	6,070,723	-	-	-	-	-
TOTAL PRE-PETITION LIABILITIES	330,462,851	329,822,969	329,921,571	329,012,999	329,297,956	331,299,949	-
TOTAL LIABILITIES	330,462,851	335,592,824	344,117,513	348,880,170	350,048,183	358,756,859	-
OWNER'S EQUITY (DEFICIT)
COMMON STOCK	388,852	387,757	387,757	387,757	387,752	387,747
ADDITIONAL PAID-IN CAPITAL	150,796,131	150,490,554	150,638,383	150,786,576	150,934,972	151,083,202
RETAINED EARNINGS: Filing Date	(50,424,832)	(50,424,832)	(50,424,832)	(50,424,832)	(50,424,832)	(50,424,832)
RETAINED EARNINGS: Post Filing Date	-	(6,535,817)	(48,930,791)	(54,206,224)	(58,788,446)	(95,183,949)
LESS CHANGE IN FV OF DERIVATIVES	3,663,730	3,455,320	3,246,911	3,038,501	2,830,092	2,621,682
LESS TREASURY STOCK, AT COST	(1,090,552)	(1,102,249)	(1,102,249)	(1,102,249)	(1,102,249)	(1,102,249)
TOTAL OWNER'S EQUITY (NET WORTH)	103,333,328	96,270,732	53,815,178	48,479,529	43,837,288	7,381,601	-
TOTAL LIABILITIES & OWNERS EQUITY	433,796,179	431,863,556	397,932,690	397,359,698	393,885,471	366,138,460	-

Note: See attached Exhibit 3F for additional information.
MOR-3	* Per SOFA and Schedules, Liabilities stated as of Filing Date. Pre-Petition liabilities include non-GAAP items such as contingent, unliquidated & disputed claims.
	Retained Earnings includes Non-GAAP adjustment to balance.	Revised:	11/2/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS
LIABILITIES & OWNER'S	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass**	Per Financials
EQUITY	09/30/09	09/30/09	09/30/09	09/30/09	09/30/09	09/30/09	09/30/09	09/30/09	09/30/09	09/30/09	09/30/09	09/30/09	09/30/09
LIABILITIES
TRADE ACCOUNTS PAYABLE	3,037,451	-	-	-	-	998	4,796	14,799	-	40,381	(918,864)	4,468,611	6,648,172
TAX PAYABLE
Accrued income taxes payable
Ad Valorem Taxes
TOTAL TAXES PAYABLE	15,670	2,686	-	-	-	126	-	239	-	(6,233)	326	-	12,815
SECURED DEBT POST-PETITION	17,900,000	-	-	-	-	-	-	-	-	-	-	-	17,900,000
ACCRUED INTEREST PAYABLE	389,492	-	-	-	-	-	-	-	-	-	-	-	389,492
ACCRUED PROFESSIONAL FEES*
1. COURT APPROVED PROFESSIONALS	297,358	-	-	-	-	-	-	-	-	-	-	-	297,358
2. DUE COURSE PROFESSIONALS	27,774	-	-	-	-	-	-	-	-	-	-	-	27,774
OTHER ACCRUED LIABILITIES
1. UNDISTRIBUTED REVENUE	2,181,298	-	-	-	-	-	-	-	-	-	-	-	2,181,298
2. ASSET RETIREMENT OBLIGATION	-	-	-	-	-	-	-	-	-	-	-	-	-
3. INSTALLMENT OBLIGATIONS	-	-	-	-	-	-	-	-	-	-	-	-	-
POST-PETITION LIABILITIES(MOR-4)	23,849,044	2,686	-	-	-	1,125	4,796	15,037		34,148	(918,538)	4,468,611	27,456,910
PRE-PETITION LIABILITIES
Secured Debt	150,000,000	-	-	-	-	-	414,315	-	-	-	-	-	150,414,315
Priority Debt - Ad Valorem Taxes	455,992	-	-	-	-	661	-	610	-	1,692	285,982	-	744,937
UNSECURED DEBT
Trade Payables	61,510,850	-	63,414	196,838	853,662	227,479	405,495	7,235,737	-	600,166	1,498,749	(7,277,346)	65,315,043
Redeemable preferred stock	27,579,577	-	-	-	-	-	-	-	-	-	-	66,908,331	94,487,908
Accrued Preferred Stock Interest Payable	7,990,597	-	-	-	-	-	-	-	-	-	-	(4,363,190)	3,627,407
Other Payables & Accrued Liabilities	3,314,926	4,743,660	-	-	-	7,145	0	7,722	-	237,457	367,458	(5,791,919)	2,886,450
Undistributed revenue	(933,073)	-	-	-	-	-	-	-	-	221,160	731,144	(19,231)	-
Installment Obligations	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes	-	-	-	-	-	-	-	-	-	-	6,642,216	(6,642,216)	-
Asset retirement obligation	11,129,238	-	-	-	-	-	-	-	-	680,732	2,013,920	-	13,823,890
Other Non-GAAP Claims (Litigation)	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL PRE-PETITION LIABILITIES	261,048,107	4,743,660	63,414	196,838	853,662	235,285	819,810	7,244,069	-	1,741,206	11,539,469	42,814,429	331,299,949
TOTAL LIABILITIES	284,897,151	4,746,346	63,414	196,838	853,662	236,410	824,606	7,259,106	-	1,775,354	10,620,932	47,283,040	358,756,859
OWNER'S EQUITY (DEFICIT)
COMMON STOCK	387,747	-	100	-	-	1,000	-	-	-	-	-	(1,100)	387,747
ADDITIONAL PAID-IN CAPITAL	209,877,775	-	2,774,087	6,648,810	(2,713,489)	386,337	7,285,951	-	-	102,587,045	78,815,177	(254,578,492)	151,083,202
RETAINED EARNINGS: Filing Date	(181,454,042)	(76,121,725)	(100,358)	5,809,560	(251,816)	(181,676)	4,630,930	(22,002,246)	-	(157,797,552)	(126,231,591)	503,275,686	(50,424,832)
RETAINED EARNINGS: Post Filing Date	57,154,755	88,953,415	70,793	(6,633,329)	(729,710)	(295,733)	(455,062)	(427,443)	-	148,579,371	119,237,042	(500,638,048)	(95,183,949)
LESS CHANGE IN FV OF DERIVATIVES	2,621,682	-	-	-	-	-	-	-	-	-	-	-	2,621,682
LESS TREASURY STOCK, AT COST	(1,102,249)	-	-	-	-	-	-	-	-	-	-	-	(1,102,249)
TOTAL OWNER'S EQUITY (NET WORTH)	87,485,668	12,831,691	2,744,622	5,825,041	(3,695,015)	(90,072)	11,461,819	(22,429,690)	-	93,368,863	71,820,628	(251,941,954)	7,381,601
TOTAL LIABILITIES & OWNERS EQUITY	372,382,819	17,578,037	2,808,036	6,021,879	(2,841,353)	146,338	12,286,425	(15,170,584)	-	95,144,218	82,441,560	(204,658,914)	366,138,460

MOR-3F	**A.
Elimination Entries - Through the consolidation process, related party or intercompany transactions are eliminated or offset to allow for the combination (consolidation) of a group of related entities.
		Revised:	11/2/2009
**B.
Reclass Entries - Allows for the repositioning of specific transactions within the financial statement.  Because of the events of default, the preferred stock, usually an Equity item is required to be presented as Debt in the Liabilities section of the balance sheet.

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

SCHEDULE OF POST-PETITION LIABILITIES
	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	05/17/09	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09
TRADE ACCOUNTS PAYABLE	-	1,510,254	4,811,147	3,503,397	3,667,247	6,648,172
TAX PAYABLE
Payroll taxes payable	-	-	7,370	11,720	11,803	12,253
Accrued income taxes payable	-	-	-	-	-	-
Ad Valorem Taxes	-	-	-	-	-	-
Other taxes payable	-	8,642	57,759	13,012	30,950	562
TOTAL TAXES PAYABLE	-	8,642	65,129	24,733	42,753	12,815	-
SECURED DEBT POST-PETITION	-	2,000,000	7,300,000	13,100,000	13,800,000	17,900,000
ACCRUED INTEREST PAYABLE	-	391,298	670,346	340,078	375,447	389,492
ACCRUED PROFESSIONAL FEES*
1. COURT APPROVED PROFESSIONALS	-	-	395,243	533,038	636,901	297,358
2. DUE COURSE PROFESSIONALS	-	-	556	5,921	12,413	27,774
OTHER ACCRUED LIABILITIES
1. UNDISTRIBUTED REVENUE	-	1,859,662	953,521	2,360,004	2,215,464	2,181,298
2. ASSET RETIREMENT OBLIGATION	-	-	-	-	-	-
3. INSTALLMENT OBLIGATIONS	-	-	-	-	-	-
TOTAL POST-PETITION LIABILITIES (MOR-3)	-	5,769,855	14,195,942	19,867,171	20,750,226	27,456,910	-

Note: See Exhibit 4F for additional information.
MOR-4	*Payment requires Court Approval	Revised:	11/2/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

SCHEDULE OF POST-PETITION LIABILITIES
	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass	Per Financials
	09/30/09	09/30/09	09/30/09	09/30/09	09/30/09	09/30/09	09/30/09	09/30/09	09/30/09	09/30/09	09/30/09	09/30/09	09/30/09
ACCT PAYABLE - TRADE - POST PETITION	2,317,092	-	-	-	-	998	4,796	11,726	-	27,218	(918,864)	4,468,611	5,911,578
ACCR COMMIT FEE PYBLE-DIP LOAN	640,000												640,000
PAYROLL PAYABLE	80,359							3,072		13,163			96,594
TRADE ACCOUNTS PAYABLE	3,037,451	-	-	-	-	998	4,796	14,799	-	40,381	(918,864)	4,468,611	6,648,172
TAX PAYABLE
Payroll taxes payable	10,476							239		1,539			12,253
Accrued income taxes payable													-
Ad Valorem Taxes													-
Other taxes payable	5,195	2,686				126				(7,772)	326		562
TOTAL TAXES PAYABLE	15,670	2,686	-	-	-	126	-	239	-	(6,233)	326	-	12,815
SECURED DEBT POST-PETITION	17,900,000	-	-	-	-	-	-	-	-	-	-	-	17,900,000
ACCRUED INTEREST PAYABLE
1. DIP LOAN	142,917	-	-	-	-	-	-	-	-	-	-	-	142,917
2. BMO	246,575	-	-	-	-	-	-	-	-	-	-	-	246,575
3. WESTERN NATIONAL BANK	-	-	-	-	-	-	-	-	-	-	-	-	-
ACCRUED PROFESSIONAL FEES*
1. COURT APPROVED PROFESSIONALS	297,358	-	-	-	-	-	-	-	-	-	-	-	297,358
2. DUE COURSE PROFESSIONALS	27,774	-	-	-	-	-	-	-	-	-	-	-	27,774
OTHER ACCRUED LIABILITIES
1. UNDISTRIBUTED REVENUE	2,181,298	-	-	-	-	-	-	-	-	-	-	-	2,181,298
2. ASSET RETIREMENT OBLIGATION	-	-	-	-	-	-	-	-	-	-	-	-	-
3. INSTALLMENT OBLIGATIONS	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL POST-PETITION LIABILITIES (MOR-3)	23,849,044	2,686	-	-	-	1,125	4,796	15,037	-	34,148	(918,538)	4,468,611	27,456,910
*Payment requires Court Approval
MOR-4F												Revised:	11/2/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

AGING OF POST-PETITION LIABILITIES
MONTH                  08/31/09

		TRADE	TAXES	SECURED	ACCRUED	OTHER
DAYS	TOTAL	ACCOUNTS	PAYABLE	DEBT	INTEREST PAYABLE	LIABILITIES
Current	19,654,202	2,571,223	42,753	13,800,000	375,447	2,864,778
0-29 Days	304,421	304,421
30-59 Days	740,097	740,097
60-89 Days	51,506	51,506
90+ Days	-
TOTAL	20,750,226	3,667,247	42,753	13,800,000	375,447	2,864,778

AGING OF POST-PETITION LIABILITIES
MONTH                  09/30/09

		TRADE	TAXES	SECURED	ACCRUED	OTHER
DAYS	TOTAL	ACCOUNTS	PAYABLE	DEBT	INTEREST PAYABLE	LIABILITIES
Current	24,573,054	3,996,654	13,163	17,900,000	389,492	2,273,746
0-29 Days	1,843,283	1,767,390	(347)			76,240
30-59 Days	277,846	166,260				111,586
60-89 Days	762,727	717,868				44,859
90+ Days	-
TOTAL	27,456,910	6,648,172	12,816	17,900,000	389,492	2,506,431

AGING OF ACCOUNTS RECEIVABLE

	AGED AS OF	AGED AS OF	AGED AS OF	AGED AS OF	AGED AS OF	AGED AS OF
DAYS	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09
Current	9,141,652	5,434,640	4,596,248	5,248,645	5,188,428
0-29 Days	2,056,043	3,129,411	(21,561)	244,164	448,020
30-59 Days	80,148	1,981,704	3,119,268	(1,885)	177,663
60-89 Days	2,877,548	84,395	1,969,473	3,041,585	131,522
90+ Days	4,955,181	7,732,028	6,743,674	8,528,127	11,424,675
	-
TOTAL	19,110,572	18,362,178	16,407,102	17,060,636	17,370,308

MOR-5					Revised:	11/2/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

STATEMENT OF INCOME (LOSS)
	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
	5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09	DATE
REVENUES (MOR-1)	2,034,216	4,318,042	4,121,724	4,442,504	4,009,460		18,925,946
TOTAL COST OF REVENUES	-	-	-	-	-		-
GROSS PROFIT	2,034,216	4,318,042	4,121,724	4,442,504	4,009,460	-	18,925,946
OPERATING EXPENSES:
LEASE OPERATIONS	561,460	1,235,682	1,563,682	1,256,610	1,294,267		5,911,700
DRILLING OPERATIONS	52,841	43,100	9,410	23,716	26,520		155,586
PRODUCTION TAXES	94,301	165,436	109,771	196,504	166,900		732,912
EXPLORATION EXPENSES	472,109	63,268	630,028	160,258	146,561		1,472,224
DRY HOLE COSTS	-	-	-	-	-		-
GAS GATHERING OPERATIONS	1,279	2,294	10,774	-	-		14,347
GENERAL AND ADMINISTRATIVE	360,307	479,846	891,722	531,490	576,404		2,839,770
TOTAL OPERATING EXPENSES	1,542,297	1,989,627	3,215,386	2,168,578	2,210,652	-	11,126,539
INCOME BEFORE INT, DEPR/TAX (MOR-1)	491,919	2,328,415	906,338	2,273,926	1,798,807	-	7,799,406
DEPRECIATION, DEPLETION AND AMORTIZATION	(1,730,799)	(6,859,405)	(3,820,455)	(3,950,928)	(3,815,706)		(20,177,293)
IMPAIRMENT EXPENSE	(152,299)	(36,347,571)	(234,680)	(314,261)	(31,764,574)		(68,813,385)
STOCK COMPENSATION EXPENSE	138,497	(147,829)	(148,193)	(148,391)	(148,224)		(454,141)
INTEREST INCOME	-	-	-	-	-		-
INTEREST EXPENSE	(1,006,749)	628,136	(1,013,062)	(601,154)	(716,640)		(2,709,470)
DERIVATIVE SETTLEMENTS LOSS	-	-	-	-	-		-
DERIVATIVE MARK TO MARKET GAIN/(LOSS)	-	-	-	-	-		-
GAIN/LOSS ON SALE OF ASSETS	28,949	-	(6,028)	(81,278)	-		(58,357)
TOTAL INT, DEPR & OTHER ITEMS	(2,722,402)	(42,726,669)	(5,222,419)	(5,096,012)	(36,445,145)	-	(92,212,647)
NET INCOME BEFORE TAXES & REORGANIZATION ITEMS	(2,230,483)	(40,398,254)	(4,316,081)	(2,822,086)	(34,646,338)	-	(84,413,241)
INTEREST EARNED ON CASH FROM CHAPTER 11	467	373	361	373	373		1,945
PROFESSIONAL FEES	(414,223)	(1,077,226)	(439,234)	(911,406)	(735,411)		(3,577,499)
LOAN FEE AMORTIZATION	(28,903)	(597,780)	(520,479)	(634,378)	(1,030,883)		(2,812,423)
REORGANIZATION ITEMS	(442,660)	(1,674,633)	(959,353)	(1,545,411)	(1,765,921)	-	(6,387,977)
NET INCOME BEFORE TAXES	(2,673,142)	(42,072,887)	(5,275,433)	(4,367,497)	(36,412,259)	-	(90,801,218)
FEDERAL INCOME TAXES	-	(322,087)	-	(214,725)	16,756		(520,056)
NET INCOME (LOSS) (MOR-1)	(2,673,142)	(42,394,974)	(5,275,433)	(4,582,222)	(36,395,502)	-	(91,321,273)
*See Exhibit 6E for additional information.

MOR-6						Revised:	11/2/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

STATEMENT OF INCOME (LOSS)
	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Total Before Elim	Eliminations & Reclass	Per Financials
	September-09	September-09	September-09	September-09	September-09	September-09	September-09	September-09	September-09	September-09	September-09	September-09	September-09	September-09
REVENUES (MOR-1)	528,578	2,754,224	-	-	-	8,280	-	-	-	207,236	519,422	4,017,740	(8,280)	4,009,460
TOTAL COST OF REVENUES	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GROSS PROFIT	528,578	2,754,224	-	-	-	8,280	-	-	-	207,236	519,422	4,017,740	(8,280)	4,009,460
OPERATING EXPENSES:
LEASE OPERATIONS	(2,675)	911,612	-	-	-	-	-	8,224	-	71,956	305,150	1,294,267	-	1,294,267
DRILLING OPERATIONS	2,090	5,508	-	-	-	22,359	8,264	-	-	-	-	38,221	(11,702)	26,520
PRODUCTION TAXES	-	129,702	-	-	-	-	-	-	-	19,932	17,266	166,900	-	166,900
EXPLORATION EXPENSES	62,690	45,255	-	-	-	-	-	-	-	32,467	6,150	146,561	-	146,561
DRY HOLE COSTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GAS GATHERING OPERATIONS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GENERAL AND ADMINISTRATIVE	534,395	(1,136)	-	-	-	(10)	5,999	(3,311)	-	64,862	(24,394)	576,404	-	576,404
TOTAL OPERATING EXPENSES	596,500	1,090,940	-	-	-	22,349	14,264	4,913	-	189,217	304,172	2,222,354	(11,702)	2,210,652
INCOME BEFORE INT, DEPR/TAX (MOR-1)	(67,923)	1,663,284	-	-	-	(14,069)	(14,264)	(4,913)	-	18,019	215,250	1,795,385	3,422	1,798,807
DEPRECIATION, DEPLETION AND AMORTIZATION	(1,459,304)	(1,815,198)	-	-	-	(2,459)	(77,892)	(19)	-	(155,925)	(336,469)	(3,847,266)	31,560	(3,815,706)
IMPAIRMENT EXPENSE	(89,771)	(9,235,725)	-	-	-	-	-	(21,515)	-	(138,563)	(22,279,000)	(31,764,574)	-	(31,764,574)
STOCK COMPENSATION EXPENSE	(148,224)	-	-	-	-	-	-	-	-	-	-	(148,224)	-	(148,224)
INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-
INTEREST EXPENSE	(2,230,106)	-	-	-	-	-	(1,334)	-	-	-	-	(2,231,440)	1,514,800	(716,640)
DERIVATIVE SETTLEMENTS LOSS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
DERIVATIVE MARK TO MARKET GAIN/(LOSS)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GAIN/LOSS ON SALE OF ASSETS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL INT, DEPR & OTHER ITEMS	(3,927,406)	(11,050,923)	-	-	-	(2,459)	(79,226)	(21,534)	-	(294,488)	(22,615,469)	(37,991,505)	1,546,360	(36,445,145)
NET INCOME BEFORE TAXES & REORGANIZATION ITEMS	(3,995,329)	(9,387,639)	-	-	-	(16,528)	(93,489)	(26,446)	-	(276,469)	(22,400,219)	(36,196,119)	1,549,782	(34,646,338)
INTEREST EARNED ON CASH FROM CHAPTER 11	373	-	-	-	-	-	-	-	-	-	-	373	-	373
PROFESSIONAL FEES	(735,411)	-	-	-	-	-	-	-	-	-	-	(735,411)	-	(735,411)
LOAN FEE AMORTIZATION	(1,030,883)	-	-	-	-	-	-	-	-	-	-	(1,030,883)	-	(1,030,883)
REORGANIZATION ITEMS	(1,765,921)	-	-	-	-	-	-	-	-	-	-	(1,765,921)	-	(1,765,921)
NET INCOME BEFORE TAXES	(5,761,250)	(9,387,639)	-	-	-	(16,528)	(93,489)	(26,446)	-	(276,469)	(22,400,219)	(37,962,040)	1,549,782	(36,412,259)
FEDERAL INCOME TAXES	(55,167)	-	-	-	-	-	-	-	-	29,546	42,377	16,756	-	16,756
NET INCOME (LOSS) (MOR-1)	(5,816,416)	(9,387,639)	-	-	-	(16,528)	(93,489)	(26,446)	-	(246,923)	(22,357,842)	(37,945,284)	1,549,782	(36,395,502)

MOR-6D	Revised:	11/2/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

CASH RECEIPTS AND	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
DISBURSEMENTS							DATE
1. CASH-BEGINNING OF MONTH	SEE ATTACHED EXHIBIT: MOR 7E - September 2009
RECEIPTS:
2. CASH SALES
3. COLLECTION OF ACCOUNTS RECEIVABLE
4. LOANS & ADVANCES (attach list)
5. SALE OF ASSETS
6. OTHER (attach list)
TOTAL RECEIPTS**
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
7. NET PAYROLL
8. PAYROLL TAXES PAID
9. SALES, USE & OTHER TAXES PAID
10. SECURED/RENTAL/LEASES
11. UTILITIES & TELEPHONE
12. INSURANCE
13. INVENTORY PURCHASES
14. VEHICLE EXPENSES
15. TRAVEL & ENTERTAINMENT
16. REPAIRS, MAINTENANCE & SUPPLIES
17. ADMINISTRATIVE & SELLING
18. ADEQUATE PROTECTION PAYMENT(S)
19. OTHER (attach list)
TOTAL DISBURSEMENTS FROM OPERATIONS
19. PROFESSIONAL FEES
20. U.S. TRUSTEE FEES
21. OTHER REORGANIZATION EXPENSES (attach list)
TOTAL DISBURSEMENTS**
22. NET CASH FLOW
23. CASH - END OF MONTH (MOR-2)

* Applies to Individual debtors only
MOR-7	**Numbers for the current month should balance (match)
RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

Case Name: TXCO Resources Inc.
Case Number: 09-51807-RBK

CASH RECEIPTS AND DISBURSEMENTS

Month of	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Consolidated
September-09	TOTAL	TOTAL	TOTAL	Guaranty Operating	Guaranty Operating	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL
Beginning Cash Balance Available for Disbursements	$4,714,524.96	$-	$175.00	$-	$-	$18,123.00	$2,219.04	$321.39	$-	$782,553.08	$847,745.84	$6,365,662.31

Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Oil and Gas Receipts	$3,529,180.81	$-	$-	$-	$-	$-	$-	$-	$-	$108,634.48	$548,174.96	$4,185,990.25
Accts Receivable - Joint Interest Billings	$16,343.93	$-	$-	$-	$-	$172.04	$150.06	$-	$-	$88,072.87	$28,107.73	$132,846.63
Miscellaneous Inflows	$56,124.31	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$56,124.31
Intercompany Transfers - In	$6,244,834.00	$-	$-	$-	$-	$-	$7,000.00	$52,000.00	$-	$429,582.32	$472,800.00	$7,206,216.32
Loan Advances	$4,100,000.00	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$4,100,000.00
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Net Receipts	$13,946,483.05	$-	$-	$-	$-	$172.04	$7,150.06	$52,000.00	$-	$626,289.67	$1,049,082.69	$15,681,177.51

Total Cash Available for Disbursements	$18,661,008.01	$-	$175.00	$-	$-	$18,295.04	$9,369.10	$52,321.39	$-	$1,408,842.75	$1,896,828.53	$22,046,839.82

Intercompany Transfers - Out	$6,303,834.00	$-	$-	$-	$-	$-	$-	$-	$-	$285,000.00	$617,382.32	$7,206,216.32

Disbursements	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Operating Expenses	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Payroll and Benefits, Total Company	$462,297.51	$-	$-	$-	$-	$-	$-	$14,836.24	$-	$23,666.98	$-	$500,800.73
Office Rent - Houston and San Antonio	$50,489.63	$-	$-	$-	$-	$-	$-	$-	$-	$15,555.63	$-	$66,045.26
Insurance	$52,009.57	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$52,009.57
Financial and Legal Expenses - Recurring	$8,462.70	$-	$-	$-	$-	$-	$75.00	$-	$-	$-	$-	$8,537.70
Cage Ranch Attorney Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Board of Director Expenses	$57,000.00	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$57,000.00
Severance Taxes	$29,135.62	$-	$-	$-	$-	$-	$-	$-	$-	$-	$81.38	$29,217.00
Travel and Other Misc. Operating Expenses	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Miscellaneous Restructuring Expenses	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Unreserved Revenue Disbursement	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Operating Expenses	$121,197.70	$-	$-	$-	$-	$1,752.25	$38.07	$1,464.06	$-	$44,601.09	$8,241.50	$177,294.67
Total Operating Expenses	$780,593	$-	$-	$-	$-	$1,752	$113	$16,300	$-	$83,824	$8,323	$890,905

Revenue Distributions	$777,994	$-	$-	$-	$-	$-	$-	$-	$-	$11,474	$73,784	$863,252

Restructuring Expenses	$214,621.94	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$214,621.94

Committee Professional Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Lease Operating Expenses	$624,222.84	$-	$-	$-	$-	$85.81	$-	$32,230.00	$-	$52,947.20	$152,537.06	$862,022.91

Capex - Drilling	$2,817,555.70	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$2,817,555.70

Capex - Lease Payments & Seismic	$305,236.91	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$305,236.91

Capex - Existing Wells (Operated and Non Operated)	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Cash Available For Debt Service	$6,836,949.66	$-	$175.00	$-	$-	$16,456.98	$9,256.03	$3,791.09	$-	$975,598.28	$1,044,802.55	$8,887,029.59

Total Debt	$1,000,985.89	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$1,000,985.89

Cash Available After Debt Service	$5,835,963.77	$-	$175.00	$-	$-	$16,456.98	$9,256.03	$3,791.09	$-	$975,598.28	$1,044,802.55	$7,886,043.70

Net Misc. Cash Outflows	$161,790.19	$-	$-	$-	$-	$-	$8,314.60	$-	$-	$1,734.50	$(259.50)	$171,579.79

Total Disbursements	$12,986,834.43	$-	$-	$-	$-	$1,838.06	$8,427.67	$48,530.30	$-	$434,978.97	$851,766.48	$14,332,375.91

Change in Cash	$959,648.62	$-	$-	$-	$-	$(1,666.02)	$(1,277.61)	$3,469.70	$-	$191,310.70	$197,316.21	$1,348,801.60

Ending Cash Balance	$5,674,173.58	$-	$175.00	$-	$-	$16,456.98	$941.43	$3,791.09	$-	$973,863.78	$1,045,062.05	$7,714,463.91

Intercompany Transfers - In	$6,244,834.00	$-	$-	$-	$-	$-	$7,000.00	$52,000.00	$-	$429,582.32	$472,800.00	$7,206,216.32
Intercompany Transfers - Out	$(6,303,834.00)	$-	$-	$-	$-	$-	$-	$-	$-	$(285,000.00)	$(617,382.32)	$(7,206,216.32)
Net Intercompany Transfers	$(59,000.00)	$-	$-	$-	$-	$-	$7,000.00	$52,000.00	$-	$144,582.32	$(144,582.32)	$-

Total Disbursements - net of Intercompany	$6,683,000.43	$-	$-	$-	$-	$1,838.06	$8,427.67	$48,530.30	$-	$149,978.97	$234,384.16	$7,126,159.59

MOR-7E

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF _________________

BANK NAME
ACCOUNT NUMBER
ACCOUNT TYPE
BANK BALANCE
DEPOSITS IN TRANSIT
OUTSTANDING CHECKS
ADJUSTED BANK BALANCE
BEGINNING CASH - PER BOOKS	SEE ATTACHED EXHIBITS:
RECEIPTS*	MOR 8E - September 2009
TRANSFERS BETWEEN ACCOUNTS
(WITHDRAWAL) OR CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS*
ENDING CASH - PER BOOKS

MOR-8	*Numbers should balance (match) TOTAL RECEIPTS and
TOTAL DISBURSEMENTS lines on MOR-7

CASE NAME:	TXCO Resources, Inc.
CASE NUMBER:	09-51807-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	September-09

BANK NAME	Frost Bank	Frost Bank	Frost Bank	Frost Bank	Guaranty	Guaranty	Guaranty	Guaranty	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	Leasing Account	Drilling Account	Concentration	Controlled Disbursement	Revenue Clearing	Revenue Disbursement	September-09
BANK BALANCE	2,906,281	1,085,629	138,871	1,289,611	-	-	0	-	5,420,391
DEPOSITS IN TRANSIT	-	-	-	-	-	-	-	-	-
OUTSTANDING CHECKS	489,420	105,184	35,150	76,112	-	-	(0)	-	705,866
ADJUSTED BANK BALANCE	2,416,861	980,445	103,720	1,213,499	-	-	0	-	4,714,525
BEGINNING CASH - PER BOOKS	2,416,861	980,445	103,720	1,213,499	-	-	0	-	4,714,525
RECEIPTS*	4,116,717	3,529,181	-	55,752	-	-	-	-	7,701,649
TRANSFERS BETWEEN ACCOUNTS	537,816	(2,799,000)	462,366	1,739,818	-	-	-	-	(59,000)
CHECKS/OTHER DISBURSEMENTS*	2,784,504	777,994	304,337	2,816,166	-	-	0	-	6,683,000
ENDING CASH - PER BOOKS	4,286,890	932,631	261,750	192,903	-	-	0	-	5,674,174

MOR-8E	Revised:	11/2/2009

CASE NAME:	PPL OPERATING, INC.
CASE NUMBER:	09-51817-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	September-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	PPLOI Operating	September-09
BANK BALANCE	175	-	175
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	-	-	-
ADJUSTED BANK BALANCE	175	-	175
BEGINNING CASH - PER BOOKS	175	-	175
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-	-
ENDING CASH - PER BOOKS	175	-	175

MOR-8E	Revised:	11/2/2009

CASE NAME:	MAVERICK-DIMMIT PIPELINE, LTD.
CASE NUMBER:	09-51816-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF        September-09

BANK NAME	Guaranty	TOTAL
ACCOUNT TYPE	MDPL Operating	September-09
BANK BALANCE	-	-
DEPOSITS IN TRANSIT	-	-
OUTSTANDING CHECKS	-	-
ADJUSTED BANK BALANCE	-	-
BEGINNING CASH - PER BOOKS	-	-
RECEIPTS*	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-
ENDING CASH - PER BOOKS	-	-
Revised:
MOR-8E	11/2/2009

CASE NAME:	MAVERICK GAS MARKETING, LTD.
CASE NUMBER:	09-51815-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF        September-09

BANK NAME	Guaranty	TOTAL
ACCOUNT TYPE	MGM Operating	September-09
BANK BALANCE	-	-
DEPOSITS IN TRANSIT	-	-
OUTSTANDING CHECKS	-	-
ADJUSTED BANK BALANCE	-	-
BEGINNING CASH - PER BOOKS	-	-
RECEIPTS*	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-
ENDING CASH - PER BOOKS	-	-
Revised:
MOR-8E	11/2/2009

CASE NAME:	EAGLE PASS WELL SERVICE, LLC
CASE NUMBER:	09-51808-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF        September-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	EPWS Operating	September-09
BANK BALANCE	19,715	-	19,715
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	1,592	-	1,592
ADJUSTED BANK BALANCE	18,123	-	18,123
BEGINNING CASH - PER BOOKS	18,123	-	18,123
RECEIPTS*	172	-	172
TRANSFERS BETWEEN ACCOUNTS	-	-	-
CHECKS/OTHER DISBURSEMENTS*	1,838	-	1,838
ENDING CASH - PER BOOKS	16,457	-	16,457

MOR-8E	Revised:	11/2/2009

CASE NAME:	TXCO DRILLING CORP.
CASE NUMBER:	09-51809-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	September-09

BANK NAME	Frost Bank	Western National Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	TXCO Drilling	TXCO Drilling Operating	September-09
BANK BALANCE	797	1,422	-	2,219
DEPOSITS IN TRANSIT	-	-	-	-
OUTSTANDING CHECKS	-	(0)	-	(0)
ADJUSTED BANK BALANCE	797	1,422	-	2,219
BEGINNING CASH - PER BOOKS	797	1,422	-	2,219
RECEIPTS*	150	-	-	150
TRANSFERS BETWEEN ACCOUNTS	7,000	-	-	7,000
CHECKS/OTHER DISBURSEMENTS*	7,006	1,422	-	8,428
ENDING CASH - PER BOOKS	941	0	-	941

MOR-8E		Revised:	11/2/2009

CASE NAME:	CHARRO ENERGY, INC.
CASE NUMBER:	09-51810-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	September-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	Charro Energy	September-09
BANK BALANCE	1,147	-	1,147
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	825	-	825
ADJUSTED BANK BALANCE	321	-	321
BEGINNING CASH - PER BOOKS	321	-	321
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	52,000	-	52,000
CHECKS/OTHER DISBURSEMENTS*	48,530	-	48,530
ENDING CASH - PER BOOKS	3,791	-	3,791

MOR-8E	Revised:	11/2/2009

CASE NAME:	TEXAS TAR SANDS, INC.
CASE NUMBER:	09-51814-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	September-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	Tar Sands Operating	September-09
BANK BALANCE	-	-	-
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	-	-	-
ADJUSTED BANK BALANCE	-	-	-
BEGINNING CASH - PER BOOKS	-	-	-
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-	-
ENDING CASH - PER BOOKS	-	-	-

MOR-8E	Revised:	11/2/2009

CASE NAME:	OUTPUT ACQUISITION CORP.
CASE NUMBER:	09-51811-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	September-09

BANK NAME	Frost Bank	Frost Bank	Amegy	Amegy	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	Output Operating	Output Royalty	September-09
BANK BALANCE	734,255	56,808	5,054	-	796,117
DEPOSITS IN TRANSIT	-	-	-	-	-
OUTSTANDING CHECKS	7,362	1,473	4,729	-	13,564
ADJUSTED BANK BALANCE	726,892	55,336	325	-	782,553
BEGINNING CASH - PER BOOKS	726,892	55,336	325	-	782,553
RECEIPTS*	87,855	108,634	218	-	196,707
TRANSFERS BETWEEN ACCOUNTS	285,000	(140,418)	-	-	144,582
CHECKS/OTHER DISBURSEMENTS*	138,078	11,474	428	-	149,979
ENDING CASH - PER BOOKS	961,670	12,079	115	-	973,864

MOR-8E			Revised:	11/2/2009

CASE NAME:	OPEX ENERGY, LLC
CASE NUMBER:	09-51813-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF	September-09

BANK NAME	Frost Bank	Frost Bank	Amegy	Amegy	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	OPEX Operating	OPEX Royalty	September-09
BANK BALANCE	464,717	335,969	95,860	-	896,546
DEPOSITS IN TRANSIT	-	-	-	-	-
OUTSTANDING CHECKS	17,180	31,620	(0)	-	48,800
ADJUSTED BANK BALANCE	447,537	304,349	95,860	-	847,746
BEGINNING CASH - PER BOOKS	447,537	304,349	95,860	-	847,746
RECEIPTS*	26,559	548,175	1,549	-	576,283
TRANSFERS BETWEEN ACCOUNTS	472,800	(523,582)	(93,800)	-	(144,582)
CHECKS/OTHER DISBURSEMENTS*	160,600	73,784	-	-	234,384
ENDING CASH - PER BOOKS	786,295	255,157	3,609	-	1,045,062

MOR-8E			Revised:	11/2/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.)  (Attach additional pages as necessary).

		MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	INSIDERS: NAME / COMP TYPE	5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09

1.	Frank Russell / 401k Match	135.00	-	-	-
2.	Frank Russell / Insurance	272.20	602.73	602.73	602.73	602.73
3.	Frank Russell / Salary	4,500.00	15,000.00	15,000.00	15,000.00	15,000.00
4.	Frank Russell / Expense Reimbursement	1,009.59	-	730.69	581.27	-
5.	Gary Grinsfelder / 401k Match	218.07	-	-	-	-
6.	Gary Grinsfelder / Insurance	296.71	657.00	657.00	657.00	657.00
7.	Gary Grinsfelder / Salary	7,269.23	24,230.78	24,230.78	24,230.78	24,230.78
8.	Gary Grinsfelder / Expense Reimbursement	-	-	1,938.83	-	2,218.93
9.	Jim Sigmon / 401k Match	242.31	-	-	-	-
10.	Jim Sigmon / Insurance	296.71	657.00	657.00	657.00	657.00
11.	Jim Sigmon / Salary	8,076.92	26,923.08	26,923.08	26,923.08	26,923.08
12.	Jim Sigmon / Expense Reimbursement	-	1,017.12	1,599.09	1,161.83	1,081.11
13.	Jim Sigmon / Royalty Payments	-	72,305.54	27,397.37	28,640.48	23,861.45
14.	Richard A. Sartor / 401k Match	105.92	-	-	-	-
15.	Richard A. Sartor / Insurance	290.48	657.00	657.00	657.00	657.00
16.	Richard A. Sartor / Salary	3,530.77	11,769.24	25,061.54	11,830.77	16,538.46
17.	Richard A. Sartor / Expense Reimbursement	292.49	275.96	1,034.98	-	484.67
18.	Ronald Tabery / 401k Match	95.19	-	-	-	-
19.	Ronald Tabery / Insurance	263.51	583.48	583.48	583.48	583.48
20.	Ronald Tabery / Salary	3,173.08	10,576.92	10,576.92	10,576.92	10,576.92
21.	Ronald Tabery / Expense Reimbursement	-	30.26	1,458.74	825.39	1,174.43
22.	Alan L. Edgar / Director Compensation	-	1,000.00	10,500.00	1,000.00	9,500.00
23.	Dennis B. Fitzpatrick / Director Compensation	-	1,000.00	13,000.00	1,000.00	12,000.00
24.	Michael Pint / Director Compensation	-	1,000.00	10,500.00	1,000.00	9,500.00
25.	Jake Roorda / Director Compensation	-	1,000.00	11,398.71	1,000.00	7,500.00
26.	Anthony Tripodo / Director Compensation	-	-	10,532.34	1,000.00	8,500.00
27.	Jon Michael Muckleroy / Director Compensation	-	1,000.00	13,000.00	1,000.00	10,000.00
TOTAL INSIDERS (MOR-1)		30,068.18	170,286.11	208,040.28	128,927.73	182,247.04	-

		MONTH	MONTH	MONTH		MONTH	MONTH	MONTH
PROFESSIONALS		5/18/09 - 5/31/09	Jun-09	Jul-09		Aug-09	Sep-09	Oct-09

1.	Cox & Smith	-	-	395,333.65	*	166,692.77	-
2.	Fulbright & Jaworski	-	-	157,289.15	*	-	-
3.	FTI Consulting Inc.	-	200,000.00	208,734.47		225,562.88	200,000.00
4.	KPMG	-	-	-		-	-
5.	Gardere Wynne Sewell LLP	-	-	-		269,168.61	-
TOTAL PROFESSIONALS (MOR-1)		-	200,000.00	208,734.47		661,424.26	200,000.00	-

MOR-9	*These figures were transposed in the July and August MOR filings.	Revised:	11/2/2009
They have been corrected as of the September report